UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2024

PHP Ventures Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40696	86-3368971
(Commission File Number)	(IRS Employer Identification No.)

10 East 53rd St., Suite 3001

New York, NY, 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (917) 764-4996

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered*
Units, each consisting of one share of Class A Common Stock, one-half of one redeemable warrant, and one right to acquire one-tenth of one share of Class A common stock	PPHPU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	PPHP	The Nasdaq Stock Market LLC
Rights, exchangeable into one-tenth of one share of Class A common stock	PPHPR	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	PPHPW	The Nasdaq Stock Market LLC

*Registrant was suspended from trading on Nasdaq on April 19, 2024.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment of Trust Agreement

PHP Ventures Acquisition Corp., a Delaware corporation (the “Company”), entered into an Investment Management Trust Agreement, dated as of August 16, 2021, as amended December 30, 2022 and August 15, 2023 (collectively, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Trustee”), which form was initially filed as an exhibit to the Company’s Registration Statement on Form S-1 (File No. 333-256840) with the U.S. Securities and Exchange Commission (“SEC”) in connection with its initial public offering on August 16, 2021 (the “IPO”).

On August 29, 2024, at 9:00 a.m. ET, the Company held a virtual special meeting of its stockholders at https://www.cstproxy.com/phpventuresacquisition/2024 (such meeting, the “Special Meeting”) pursuant to due notice set forth in that certain Proxy Statement on Schedule 14(a) filed August 12, 2024, as amended (collectively, the “Proxy Statement”) with the SEC. At the Special Meeting, the Company stockholders entitled to vote at the Special Meeting (the “Stockholders”) cast their votes and approved the proposal (the “Trust Amendment Proposal”) to authorize the Company to enter into Amendment No. 3 to the Trust Agreement (the “Trust Agreement Amendment”) to amend the Trust Agreement to allow the Company to extend beyond August 16, 2024 as the date by which either the Company must have completed its initial business combination or the Trustee must liquidate the Trust Account established in connection with the IPO (the “Trust Account”). Following approval of the Trust Amendment Proposal by the Stockholders, the Company and Trustee promptly entered into the Trust Agreement Amendment.

The foregoing summary is qualified by the full text of the Trust Agreement Amendment, which is included as Exhibit 10.1.

Item 3.03. Material Modification to Rights of Security Holders.

Amendment to the Amended and Restated Certificate of Incorporation

As described in more detail in Item 5.03, at the Special Meeting, the Stockholders approved the Extension Amendment Proposal (as defined below), authorizing the Company to amend the Amended and Restated Certificate of Incorporation, as previously amended (the “Existing Charter”) and to file the Third Amendment to the Amended and Restated Certificate of Incorporation (the “Extension Amendment”) with the Secretary of State of the State of Delaware. Following approval of the Extension Amendment Proposal by the Stockholders, the Company executed the Extension Amendment and shall promptly file the Extension Amendment with the Secretary of State of the State of Delaware.

The foregoing summary is qualified by the full text of the Extension Amendment, which is included as Exhibit 3.1.

Item 5.03. Articles of Incorporation or Bylaws.

At the Special Meeting, the Stockholders approved by special resolution the proposal (the “Extension Amendment Proposal”) for the Company to amend the Existing Charter by the Extension Amendment in the form set forth as Exhibit 3.1 hereto to extend the current termination date of the Existing Charter by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as an “initial business combination”, or (ii) cease its operations if it fails to complete such initial business combination and redeem or repurchase 100% of the Company’s Class A ordinary shares included as part of the units sold in the Company’s IPO, from August 16, 2024 (the “Termination Date”) to August 16, 2025 (the “Extended Date”), in a series of up to twelve (12) one-month extensions (each, an “Extension”), unless the closing of the Company’s initial business combination shall have occurred; provided that (i) Global Link Investment LLC, the Company’s sponsor (the “Sponsor”) (or its affiliates or permitted designees), will deposit into the Company’s trust account (“Trust Account”), the amount of $0.05 per share for each Public Share outstanding as of the applicable Deadline Date for each such one-month extension (the “Extension Payment”), and (ii) the procedures relating to any such Extension, as set forth in the Trust Agreement by and between the Company and Trustee shall have been complied with. The Company shall promptly cause the Extension Amendment to be filed with the Secretary of State of the State of Delaware.

The foregoing summary is qualified by the full text of the Extension Amendment, which is included as Exhibit 3.1.

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Item 5.07. Submission of Matters to a Vote of Security Holders.

On the record date of August 5, 2024, the Company had:

●	864,249 public shares of redeemable Class A common stock,
●	293,400 shares of non-redeemable Class A common stock from Private Placement Units along with 1,890 public shares of Class A common stock from public units for an aggregate of 295,290 shares of Class A common stock from all units, and
●	1,437,500 shares of Class B common stock outstanding.

Therefore, there were a total of 2,597,039 shares of common stock entitled to vote at the Special Meeting. Each share of such common stock was entitled to vote, and each entitled the holder to one vote per share, at the Special Meeting.

The holders of 2,248,545 shares of common stock were present at the Special Meeting or by proxy, representing 86.581% of the shares of common stock entitled to vote at the Special Meeting. At the Special Meeting, the Company’s shareholders voted on the Extension Amendment Proposal and the Trust Amendment Proposal, the only proposals presented, as described in the Proxy Statement, and cast their votes as described below.

Proposal 1: Extension Amendment Proposal

The stockholders of the Company approved the Extension Amendment Proposal. The following is a tabulation of the voting results of the holders of the Company’s common stock:

Votes For		Votes Against		Abstentions		Broker Non-Votes
Number	%	Number	%	Number	%	Number	%
2,248,545	86.581%	0	0%	0	0%	N/A	N/A

Proposal 2: Trust Amendment Proposal

The stockholders of the Company approved the Trust Amendment Proposal. The following is a tabulation of the voting results of the holders of the Company’s common stock:

Votes For		Votes Against		Abstentions		Broker Non-Votes
Number	%	Number	%	Number	%	Number	%
2,248,545	86.581%	0	0%	0	0%	N/A	N/A

Proposal 3: Adjournment Proposal

The third proposal to adjourn the Special Meeting (the “Adjournment Proposal”), was not presented at the Special Meeting because the Extension Amendment Proposal received sufficient favorable votes to be adopted.

Item 8.01. Other Events.

Redemption of Shares

In connection with voting on the Extension Amendment Proposal and the Trust Amendment Proposal the Special Meeting, holders of 770,725 shares of Class A common stock (the “Redeeming Shareholders”) exercised the right to redeem such shares for cash (the “Redemptions”), leaving 95,414 public shares of Class A Common Stock outstanding.

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No Offer or Solicitation

This Current Report on Form 8-K (this “Filing”) is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom.

Participants in Solicitation

The Company and their respective directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders in connection with the Business Combination. The Company’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company in the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2023 for the year ended December 31, 2022. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company’s stockholders in connection with the Business Combination may be set forth in the Proxy Statement. You may obtain free copies of these documents as described above.

Cautionary Statement Regarding Forward-Looking Statements

This Filing is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to the Company’s initial business combination and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, this Filing. To the fullest extent permitted by law under no circumstances will the Company or any of their respective subsidiaries, interest holders, affiliates, representatives, partners, directors, officers, employees, advisors or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Filing, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. This Filing does not purport to be all-inclusive or to contain all the information that may be required to make a full analysis of the Proposals, the Company or its initial business combination. Readers of this Filing should each make their own evaluation of the same, of the relevance and adequacy of the information and should make such other investigations as they deem necessary. This Filing contains certain “forward-looking statements” within the meaning of the federal securities laws, and the Company’s expectations, plans or forecasts of future events and views as of the date of this Filing. The Company anticipates that subsequent events and developments may cause the Company’s assessments to change. These forward-looking statements, which may include, without limitation, words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will”, “could,” “should,” “believes,” “predicts,” “potential,” “might,” “continues,” “think,” “strategy,” “future,” and similar expressions, involve significant risks and uncertainties (many of which factors are outside of the control of the Company). The foregoing must not be relied upon as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Forward-looking statements speak only as of the date they are made. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company currently believes are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. The Company anticipates that subsequent events and developments may cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. The Company gives no assurance that the Company will achieve its expectations. Accordingly, undue reliance should not be placed upon the forward-looking statements, and they should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this Filing.

Item 9.01. Exhibits.

Exhibit Number	Description of Exhibit
3.1	Third Amendment to the Amended and Restated Certificate of Incorporation.
10.1	Amendment No. 3 to the Investment Management Trust Amendment.
99.1	Press Release.
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHP Ventures Acquisition Corp.

Date: September 5, 2024	By:	/s/ Marcus Choo Yeow Ngoh
	Name:	Marcus Choo Yeow Ngoh
	Title:	Chief Executive Officer
(Principal Executive Officer)

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